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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 22, 2009

                        Global Pari-Mutual Serivces, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


           Nevada                   000-32509               88-0396452
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(State or other jurisdiction of    (Commission            (IRS Employer
incorporation or organization)     File Number)         Identification No.)


         1231 West Honeysuckle Lane
               Chandler, AZ                                   85248
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  (Address of Principal Executive Offices)                  (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                 (415) 302-8621
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                                       N/A
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        (Former name, former address, and formal fiscal year, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Item 1.02 Termination of a Material Definitive Agreement

Royal Turf Club, Inc.,a wholly owned subsidiary of Global Pari-Mutuel Services
(GPRM) has given Sol Mutuel a Grenada Corporation a 90 day notice of termination of its contract signed in May of 2007 and modified in September 2007 by verbal Agreement.

The original agreement, a major source of revenue for the company from the fall of 2007 until late 2008, called for Royal Turf Club to provide settlement and reconciliation services as well as hub services to Sol Mutual. In the fall of 2007, it was modified by verbal agreement, whereby Royal Turf Club would reduce its pricing by approximately 25% in return for Sol Mutuel giving RTC an exclusive for these services .

In the fall of 2008, RTC discovered that Sol Mutuel was in fact violating the terms of the agreement. We advised them at that time and again in April 2009. We also sent them several invoices to recapture the discount we had given them based on the agreed exclusivity of the contract. RTC has withheld funds sufficient to cover these additionally invoiced amounts.

Litigation is always a possibility in these situations. We feel the facts are on our side and the company will prevail.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Global Pari-mutuel Services, Inc.



Dated:  May 22, 2009                           By /s/ James A. Egide
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                                                  James A. Egide
                                                  Chief Executive Officer